Exhibit 99.1

                                    SLIDE #1

                                   Healthaxis

                              e-powering Healthcare

                UBS Warburg Global Healthcare Services Conference

                                February 7, 2002


                                    SLIDE #2

                           FORWARD LOOKING STATEMENTS

         The following slides make certain forward-looking statements in an effort to assist you in understanding the Company and its results. Such forward-looking statements are based on the Company's current expectations and are subject to a number of risks and uncertainties that could cause actual future results to differ significantly from results expressed or implied in any forward-looking statements shown here or that may be made from time to time by, or on behalf of, the Company. These risks and uncertainties include, without limitation, those set forth in the Company's most recent Annual Report on Form 10-K under the caption "Description of Business - Risk Factors" and in other Company filings with the S.E.C.

                                                                 HEALTHAXIS LOGO


                                    SLIDE #3

Healthaxis: Today

-- A financially sound, emerging, technology service firm committed to providing innovative and configurable web-based connectivity and applications solutions for health benefit distribution and administration to assist health insurance payers, third party administrators, intermediaries and employers improve service to members, employees and providers, with less hassle and at lower cost.

-- Our business driver is to assist our customers, through the application of our flexible technology to legacy systems, either fully integrated or on an ASP basis, reduce administrative cost and improve their customer service, market share and profitability.



                                                                 HEALTHAXIS LOGO

                                    SLIDE #4

[This slide contains a graphic in the center titled "Healthaxis Webaxis," surrounded by four (4) quarters of a pie chart containing the words "Provider," "Payer," "Member" and "Employer."]

Healthaxis:  Today

Connectivity/Transaction Technology Sold to Healthcare Payers

Physician Connectivity                          Imaging/Data/Capture/Ops Support
----------------------                          --------------------------------
WebMD                                           GTESS
HealthWeb                                       ACS
MedUnite                                        Dakota
NaviMedix
RealMed
Per Se' Technology
HealthTrio
Millbrook
MDProductivity


Agent/Broker/Consumer Connectivity              Claims Adjudication
----------------------------------              -------------------
Digital Insurance                               Trizetto (Erisco & RIMS)
eHealth Insurance                               Perot (HSD)
Simply Health                                   EDS
Selectica                                       CSC (TXEN)
FirePond                                        QCSI
Channel Point                                   SynerTech (Amisys)
Benefit Mall                                    Intelliclaim
eBenx                                           Healthx
                                                deNovis (eHealthDirect)
                                                Oasys
                                                OAO (Lockheed Martin IT)

Member Connectivity                             Employer Connectivity
-------------------                             ---------------------
HealthTrio                                      HeathWeb (Trizetto)
Verilet                                         HeathTrio
HealthWeb (Trizetto)                            Healthx
Sylinq                                          RealMed
Oasys
                                              Note: Exemplary, not all inclusive

                                                                 HEALTHAXIS LOGO

                                    SLIDE #5

[This slide features two balloons emanating from a text box.]

Healthaxis:  Today

Healthaxis.Com                                          Insurdata
--------------                                          ---------
                                                        ASP Provider
On-Line                                                 Claims Administration
Health Insurance Retailer                               IT & Imaging Services



                                   Healthaxis

                             Revenues: $45 million*
                              EBITDA: $1.8 million*

                        *Amounts per the HAXS third Quarter 2001 10-Q Annualized

                                                                 HEALTHAXIS LOGO


                                    SLIDE #6

[This slide contains four (4) overlapping balloons of text.]

Web Technologies                             Imaging and Data Capture
----------------                             ------------------------
Revenues: $6.6 million*                      Revenues: $4.6 million*
EBITDA:  ($0.5 million)*                     EBITDA: ($0.2 million)*
Enrollment & Self-Service Connectivity       Imaging and Data Capture
Self-directed Benefits Administration        Insurance Payers/TPA's
Insurance Payers / Employers                 Competitive Service and Price
Functionality, Delivery & Price              Volume driven

Application Solutions                        UICI Outsourcing
---------------------                        ----------------
Revenues:  $12.3 million*                    Revenues: $21.4 million*
EBITDA:  $3.3 million*                       EBITDA: $4.0 million*
Claims processing
Benefit Administration                       Outsourced Information Technology
ASP Platform                                 Cost Plus Contract
Third Party/First Party Administrators       Expires - January 2005
Domain Expert, Service & Cost
2 million members

                        *Amounts per the HAXS 10-Q Third Quarter 2001 Annualized
                                                    excluding corporate overhead

                                                                 HEALTHAXIS LOGO


                                    SLIDE #7

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Healthaxis: 2001 in Review

Repositioning for Growth

-- New management - February 1, 2001
-- Turned company around - stabilized financials
         Positive cash flow (EBITDA)        Stronger cash position
         Reduced break-even by 30%          Closer to net income
-- Restructured into 4 accountable/focused businesses with P&L's
-- Streamlined corporate overhead/cleaned up balance sheet
-- Redirected development resources toward tactical products / solutions in Web Technologies to meet market's connectivity demands
-- Created meaningful business development / technology support partnerships (Satyam, R.E. Nolan, WPC, Microsoft, BCE Emergis)

                                                                 HEALTHAXIS LOGO


                                    SLIDE #8

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Healthaxis: 2001 in Review
Repositioning for Growth

-- Strengthened sales force
-- Built stronger sales pipeline (from less than $1 million to over $15 million) -- Added meaningful customers (Trustmark, Cariten, BCE Emergis, BCBSA, NTCA, AAG, Connecticare).
-- Strengthened Board of Directors - healthcare & technology
-- Instilled Values Based Culture
         To deliver what we promise
         To take ownership and accountability for our results
         To do the right thing - - - all the time
         To understand that relationships determine results
         To team and run to win
                                                                 HEALTHAXIS LOGO


                                    SLIDE #9

Healthaxis: 2001 in Review

[This slide conveys revenue and EBITDA data in a tabular, bar graph format. Revenue for the periods Q1 2000, Q2 2000, Q3 2000, Q4 2000, Q1 2001, Q2 2001 and
Q3 2001 were (in thousands) $11,375, $10,363, $11,016, $10,042, $10,837, $11,497
and $11,218, respectively. EBITDA for the same periods were ($2,496), ($3,483), ($931), ($1,613), ($2,855), ($814) and $442, respectively. This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

                                                                 HEALTHAXIS LOGO

                                    SLIDE #10

Healthaxis: 2001 in Review

[This slide conveys Pro Forma Operating Results (PFOR) and Earnings Per Share
(EPS) data in a tabular, bar graph format. PFOR (which excludes goodwill amortization, amortization of customer base, purchased software amortization, or stock-based compensation expenses) for the periods Q1 2000, Q2 2000, Q3 2000, Q4 2000, Q1 2001, Q2 2001 and Q3 2001 were (in thousands) ($3,464), ($4,641),
($2,002), ($2,909), ($4,005) ($1,702) and ($388), respectively. EPS for the same periods was ($0.87), ($0.96), ($0.53), ($0.32), ($0.33), ($0.13) and ($0.06).
The Q2 2001 numbers exclude restructuring charges. This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

                                                                 HEALTHAXIS LOGO


                                    SLIDE #11

Healthaxis: 2001 in Review

[This slide conveys cash balance data in a tabular, bar graph format. The cash balance for each of the periods 3/31/00, 6/30/00, 9/30/00, 12/31/00, 3/31/01,
6/30/01, 9/30/01 and 12/31/01 was (in millions) $44.6, $31.5, $25.2, $17.2,
$12.0, $12.2, $12.5 and $13.2, respectively. This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

                                                                 HEALTHAXIS LOGO


                                    SLIDE #12

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Healthaxis: Strategic Objectives

-- Become one of the top two players (based on market share) in each market niche in which the company competes
-- Develop reputation as a "make things happen", entrepreneurial, cost competitive, innovative, quality provider of technology solutions for the healthcare insurance in the U.S. - a company which customers can trust to meet their needs
-- Walk our talk with 5 company values
-- Create substantial (results based) increase in shareholder value annually
         -- steady revenue and earnings growth
         -- tight expense management
         -- investment in tactical technology improvements
         -- sustainable 20% operating margin

                                                                 HEALTHAXIS LOGO


                                    SLIDE #13

[This slide conveys 2001 financial performance data and projects what 2004 financial data may be. This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Healthaxis: Strategic Financial Objectives

From 2001                                         To 2004

$44 Million* Revenue                              $100 Million Revenue
Unprofitable                                      20% Operating Margin
-$6.19 EPS*                                       $0.35 EPS
-----------                                       ---------

$0.70 Share Price                                 $1.00 Share Price

                                                  Enterprise Value ~ $500 MM

                                   *Trailing 12 months ending September 30, 2001

                                                                 HEALTHAXIS LOGO

                                    SLIDE #14

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Success: Achieve Greater Penetration of Attractive Market

-- 450 TPA's / $2.3 billion revenues - growing with self-insurance / defined contribution
-- 1.75B manual medical forms / year = $700MM imaging / data capture market -- Paper claims cost $7 to $12 each; electronic claims $1.50 to $3 each -- Web-based enrollment and self-service for employers / payers expected to reach 40% penetration in 2002

-- Customer service inquiries $5 to $7 each; electronic inquiry $0.05 to $0.25 each
-- MCO's that do not offer real-time information exchange by end of 2002 will lose at least 25% market share
-- Only 6% of healthcare transactions employ HIPAA standards today
-- Payers do not want to replace legacy systems; seeking outsourced, e-business connectivity solutions

                  Sources: Gartner, DiamondCluster, WM Mercer, Company estimates

                                                                 HEALTHAXIS LOGO


                                    SLIDE #15

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Success: Capitalize on Core Strengths

-- TPA customer franchise of approximately 2 million lives
-- Web-based enrollment, self-service and brokerage applications gaining traction
-- ASP business model; proven recurring revenue stream
-- Deep domain expertise in health insurance; HIPAA ready solutions
-- Demonstrated ability to solve complex problems / reduce customer costs -- Open standard technical architecture; strong technical team
-- Rapid software development; cost efficient deployment of business applications
-- Fortifying partnerships / alliances

                                                                 HEALTHAXIS LOGO
                                    SLIDE #16

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Success: Execute to Fundamentals

Build on core assets (Web Technologies and Application Solutions)
         -- Invest in technology feature and functionality (web products and Insur-Admin platform) to continually align offerings with market's needs
         -- Leverage partners, alliances and new customers - cross sell
         -- Focus on health insurance middle market ($200 mm to $2 B)
         -- Capitalize on strong position in TPA market (top 190 companies = 85% revenues)
         -- Manage UICI relationship to win/win
Focus on profitability
         -- Build volume and improve productivity in Imaging
         -- Capture more of HIPAA / connectivity market
         -- Continue pruning corporate overhead
         -- Manage expenses to revenues - unitize development / delivery costs

         -- "Everybody Sells" / "Run to Win"
Strengthen organization
         -- Continue move from "technology driven" to "market driven" organization
         -- Build stronger sales distribution channels
         -- Enhance operating capabilities
         -- Build stronger customer services group - monitor customer satisfaction

                                                                 HEALTHAXIS LOGO


                                    SLIDE #17

Road to Success: Evolve Revenue Model

[This slide conveys a breakdown of the Healthaxis revenue, comparing "Today" to "Tomorrow." The breakdown for "Today" is roughly 62 percent professional services, 22 percent transaction fees, 13 percent PMPM and 3 percent license fees. The breakdown for "Tomorrow" is roughly 28 percent professional services, 10 percent transaction fees, 54 percent PMPM and 8 percent for license fees. This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

                                                                 HEALTHAXIS LOGO


                                    SLIDE #18

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Success: Enhance Brand Recognition

"We needed an experienced provider that could deliver the full range of accessibility we wanted in a reliable, secure, cost-efficient manner. Of the options we reviewed, Healthaxis brought us the strongest solution. Healthaxis experience and reputation for delivering on their commitments gave us confidence in their ability to provide a proven web-facilitated means of providing our customers access to the information they need, when they need it." (CEO - Cariten)

"For the past three years, we've made tremendous strides in reducing the paper flow associated with processing medical claims. We selected Healthaxis because of the company's ability to build on this progress and meet our very specific requirements, complementing our current operations as we prepare for future growth." (AVP,Operations - Trustmark)

"We originally estimated 18 months to realize EDI capabilities and HIPAA transaction compliance, and the Microsoft platform enabled us to attain a significant part of this goal in only 70 days." (VP, Claims - MEGA)

"What we found appealing was not only the powerful core functionality of the Healthaxis products, but the clear use of Internet technology to support our operation, giving us the ability to provide excellent customer service and enhanced productivity." (SVP - HealthScope Benefits)

"We went though an intensive selection process and decided the Healthaxis product was the strongest. It had the right functionality, ease-of-use, and technology to quickly and easily integrate with our existing way of the doing business." (VP and CIO - ConnectiCare)

                                                                 HEALTHAXIS LOGO


                                    SLIDE #19

[This slide contains a graphic in the center titled "Healthaxis Webaxis," surrounded by four (4) quarters containing the words "Provider," "Payer," "Member" and "Employer." This slide also contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Success: Capitalize on Complementary Market Opportunities

Physician Connectivity                          Imaging/Data/Capture/Ops Support
----------------------                          --------------------------------
WebMD                                           GTESS
HealthWeb                                       ACS
MedUnite                                        Dakota
NaviMedix
RealMed
Per Se' Technology
HealthTrio
Millbrook
MDProductivity


Agent/Broker/Consumer Connectivity              Claims Adjudication
----------------------------------              -------------------
Digital Insurance                               Trizetto (Erisco & RIMS)
eHealth Insurance                               Perot (HSD)
Simply Health                                   EDS
Selectica                                       CSC (TXEN)
FirePond                                        QCSI
Channel Point                                   SynerTech (Amisys)
Benefit Mall                                    Intelliclaim
eBenx                                           Healthx
                                                deNovis (eHealthDirect)
                                                Oasys
                                                OAO (Lockheed Martin IT)

Member Connectivity                             Employer Connectivity
-------------------                             ---------------------
HealthTrio                                      HeathWeb (Trizetto)
Verilet                                         HeathTrio
HealthWeb (Trizetto)                            Healthx
Sylinq                                          RealMed
Oasys
                                              Note: Exemplary, not all inclusive

                                                                 HEALTHAXIS LOGO

                                    SLIDE #20

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Road to Succeed: Achieve 2002 Financial Targets

                                   September 30, 2001*       2002 Estimate
                                   ------------------        -------------

Revenue Growth (Organic)           $44 Million               15% to 25%
EBITDA                             $4.8 Million Loss         $2.5-$3.5 MM Profit
Pro Forma Operating Results**      $9.0 Million Loss         Break-even
EPS                                $6.19 Loss per share      Positive in Q4

*Trailing 12 months
**Pro forma Operating Profit excludes goodwill amortization, amortization of customer base, purchased software amortization, or stock based compensation expenses

                                                                 HEALTHAXIS LOGO


                                    SLIDE #21

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]

Healthaxis Investment Opportunity

-- Strong profitable franchise in growing TPA market
-- Flexible technology platform in rapidly expanding healthcare web technology market
-- Clock running down on need for HIPPA compliant transactions
-- Growing pipeline of business opportunities - becoming discovered
-- Upside potential from existing partner arrangements
-- Foundation revenue stream from largest investor
-- Stable financial position

                                                                 HEALTHAXIS LOGO

                                    SLIDE #22

[This slide contains a timeline-type graphic along the bottom demarcating the milestones of a company, beginning with "Turnaround," "Stabilization," "Corporate Renewal," "Growth" and then finishing with "Maturity." The slide indicates that Healthaxis is in the "Corporate Renewal" stage, with the remaining stages to come in 2002-2005.]


  "This is a marathon, not a sprint. We understand the course, and we will run with a strategy, a consistency and determination, and at a pace, to ensure we are a front-runner as the race progresses."

                          James McLane, Chairman & CEO


                                    SLIDE #23

                                   Healthaxis

                              e-powering Healthcare

                                February 7, 2002